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                                                                   EXHIBIT 10.35

                              AMENDMENT NO. 2 TO
                          REVOLVING CREDIT AGREEMENT
                            AND SECURITY AGREEMENT

     This AMENDMENT NO. 2 (this "Amendment"), dated as of December 5, 1997 by
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and among BANKVEST CAPITAL CORP. ("BankVest" or a "Borrower"), a Massachusetts
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corporation having its principal place of business at 114 Turnpike Road,
Westboro, MA 01581, LEASEVEST CAPITAL CORP. ("LeaseVest" or a "Borrower" and,
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together with BankVest, the "Borrowers"), a Massachusetts corporation having its
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principal place of business at 114 Turnpike Road, Westboro, MA 01581, and
BANKBOSTON, N.A. (f/k/a The First National Bank of Boston) (the "Bank"), a
                                                                 ----
national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110, amends (i) the Revolving Credit Agreement dated as of September 12, 1996, as amended as of January 1, 1997 (as so amended and as may be further amended and in effect from time to time, the "Credit Agreement")
                                                         ----------------
among the Borrowers and the Bank and (ii) the Security Agreement dated as of September 12, 1996 (as amended and in effect from time to time, the "Security
                                                                     --------
Agreement") among the Borrowers and the Bank.
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     WHEREAS, the Borrowers and the Bank have agreed to modify and amend certain terms and conditions of the Credit Agreement and the Security Agreement, as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the foregoing premise and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and the Bank hereby agree as follows:

     (S)1.  DEFINITIONS.  Capitalized terms used herein and not otherwise
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defined herein have the meanings given to such terms in the Credit Agreement as amended hereby.

     (S)2.  AMENDMENTS TO THE CREDIT AGREEMENT.  The Credit Agreement is hereby
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amended as follows:

     (a) The definition of "Backup Servicer Agreement" set forth in (S)1 of the Credit Agreement is deleted in its entirety.

     (b) The definition of "Commitment" set forth in (S)1 of the Credit Agreement is amended by deleting the dollar amount "$15,000,000" and substituting in place thereof the dollar amount "$20,000,000".

     (c) The definition of "Delinquent Account" set forth in (S)1 of the Credit Agreement is amended by inserting before the period at the end thereof the phrase "in an amount equal to the higher of (a) ten dollars or more or (b) ten percent or more of any scheduled lease payment".

     (d) The definition of "Eligible Lease Receivables" set forth in (S)1 of the Credit Agreement is amended by:
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          (i)   deleting the word "or" at the end of clause (c)(iii) thereof and substituting in place thereof the word "and";

          (ii) replacing clause (f) thereof in its entirety with the following new clause (f):

                    "(f) that related to a Lease which was originated in accordance with such Borrower's Credit Policy or acquired by a Borrower in the ordinary course of its business and complies with such Borrower's Credit Policy;"

          (iii) deleting the term "sixty (60) months" in clause (l) thereof and inserting in place thereof the phrase:

          "seventy-two (72) months, provided, however, that no more than ten
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          percent (10%) of the total amount of Eligible Lease Receivables may be the subject of Leases having an original term of greater than sixty
          (60) months"

          (iv) amending clause (p) thereof by deleting the dollar amount "$1,000,000" and substituting in place thereof the dollar amount "$2,000,000"; and

          (v) deleting the word "and" before clause (r) thereof and inserting a new clause (s) as follows:

          "and (s) that is not the result of a sale-leaseback transaction, provided, however, that not more than ten percent (10%) of the total
          --------  -------
          amount of Eligible Lease Receivables may be the subject of sale-leaseback transactions"

     (e) The definition of "Equipment" set forth in (S)1 of the Credit Agreement is amended by inserting before the period at the end thereof the phrase "or from a lessor who sold the Lease and the underlying equipment to either of the Borrowers."

     (f)  The definition of "Interest Period" is amended by restating clause (i)
(B) thereof to read as follows:

          "(B) for any Eurodollar Rate Loan, 1, 2 or 3 weeks or 1, 2 or 3 months; and"

     (g) The definition of "Lease Receivables" set forth in (S)1 of the Credit Agreement is hereby amended by inserting after the word "Borrower" and before the phrase "as determined in accordance with GAAP" the phrase "or lease obligations of the Lessees assigned or sold by a lessor to such Borrower, all".

     (h) The definition of "Lockbox Agreement" set forth in (S)1 of the Credit Agreement is amended by inserting at the end thereof the phrase "and as amended from time to time solely to add other parties."
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     (i)  The definition of "Maturity Date" set forth in (S)1 of the Credit
Agreement is amended by deleting the reference to the year "1997" and substituting in place thereof the reference to the year "1998".

     (j) The definition of "NorWest" set forth in (S)1 of the Credit Agreement is deleted in its entirety.

     (k) The definition of "Rewrites" set forth in (S)1 of the Credit Agreement is amended by inserting before the period at the end of such definition the phrase:

     "more than once, excluding changes relating to administrative matters made during the first six (6) months of the Lease term;"

     (l) The following definition of "Second Amendment Date" is inserted in the appropriate alphabetically sequence in (S)1 of the Credit Agreement:

     "Second Amendment Date.  December 5, 1997."
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     (m)  The definition of "Servicer" set forth in (S)1 of the Credit Agreement is amended and restated in its entirety to read as follows:

     "Servicer.  Parrish or any successor thereto acceptable to the Bank and
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     which acceptance shall not be unreasonably withheld and who has become a party to the Receivable Collection Agreement and has entered into a service agreement with the Borrowers in form and substance satisfactory to the Bank."

     (n) The definition of "Subordinated Debt" set forth in (S)1 of the Credit Agreement is amended by deleting the phrase "in form and substance acceptable to the Bank" and substituting in place thereof the phrase:

     "on substantially the same terms as contained in the Securities Purchase Agreement dated February 28, 1997 by and between BankVest and J.H. Whitney Subordinated Debt Fund, L.P. in the form delivered to the Bank on or prior to the Second Amendment Date."

     (o) Section 2.2.2 of the Credit Agreement is amended by deleting the dollar amount "$15,000,000" and substituting in place thereof the dollar amount "$20,000,000".

     (p) Section 4 of the Credit Agreement is amended by deleting the percentage "one-half percent (0.50%)" in the second sentence thereof and substituting in place thereof the percentage "one-quarter percent (0.25%)".

     (q) Section 5 of the Credit Agreement is amended by inserting after the phrase "in each case" in the eighth line thereof the phrase "insofar as the foregoing relate to the Designated Lease Receivables and".

     (r) Section 6(d) of the Credit Agreement is amended by deleting the reference to the year "1996" in the first clause thereof.

     (s)  Section 6(j) of the Credit Agreement is amended by:
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          (i)   inserting after the word "LeaseVest" in the first line thereof the words ", BV Funding Corp., BVFU Funding Corp."; and

          (ii) deleting the final clause thereof from and after the semi-colon in the second line thereof and substituting in place thereof the phrase:

          "and such other Subsidiaries or joint ventures as the Borrowers may from time to time form, acquire or enter into in accordance with
          (S)8.2(c) hereof;"

     (t) Section 8.1(a) of the Credit Agreement is amended by deleting the name "Coopers & Lybrand" in clause (i) thereof and substituting in place thereof the name "Deloitte & Touche."

     (u) Section 8.2(a) of the Credit Agreement is amended and restated in its entirety to read as follows: "Intentionally Omitted".
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     (v)  Section 8.2(b)(vi) of the Credit Agreement is amended and restated in its entirety to read as follows:

          "(vi) Liens on assets of the Borrowers not constituting Collateral to secure Indebtedness, provided that Liens on patents, trademarks, other
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     intellectual property and general intangibles of the Borrowers shall be permitted only to the extent such intellectual property and general intangibles relate specifically to the Lease Receivables being pledged to secure such Indebtedness;"

     (w)  Section 8.2(c) of the Credit Agreement is amended by:

          (i) inserting after the word "Ltd.," in the second line thereof the phrase:

          "as well as special purpose Subsidiaries for use in securitizations and other Subsidiaries formed or acquired by either Borrower in the ordinary course of business or joint ventures entered into by either Borrower in the ordinary course of business, provided that (A) such Subsidiaries or joint ventures are engaged in the same line of business as the Borrowers (i.e. the leased financing of equipment having book values of less than $500,000) and (B) BankVest has a consolidated tangible net worth plus subordinated debt of not less than $40,000,000 at the time of such formation, acquisition or entrance into such Subsidiary or joint venture)"; and

          (ii) deleting the words "or (v)" and substituting in place thereof the following "(v) investments by the Borrowers in Subsidiaries and joint ventures to the extent the existence of such Subsidiaries and joint ventures is otherwise permitted under this (S)8.2(c); or (vi)".

     (x) Section 8.2(d) of the Credit Agreement is amended and restated in its entirety as follows:
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          "(d) make any dividends or distributions on or in respect of any shares of any class of its capital stock of any nature whatsoever, if, either before or immediately after giving effect to the proposed distributions or dividends, a Default or Event of Default shall have occurred and be continuing;"

     (y)  Section 8.2(e) of the Credit Agreement is hereby amended by:

          (i) inserting after the word "BankVest" in the third line thereof the phrase:

          "or a merger or consolidation as a result of which the surviving corporate entity is BankVest, provided that no Default or Event of Default shall have occurred and be continuing or would result from such merger or consolidation";

          (ii) deleting the phrase "or any sale-leaseback transaction" in the third line thereof; and

          (iii) inserting after the phrase "in the ordinary course" in line five thereof the phrase "(securitizations and other sales of Leases being acknowledged as in the ordinary course of business)".

     (z) Section 8.2(f) of the Credit Agreement is amended by inserting before the semi-colon at the end thereof the phrase "and any securitizations".

     (aa) Section 8.2(g) of the Credit Agreement is amended by deleting the words "the Backup Servicer Agreement,".

     (bb) Section 8.2(h) of the Credit Agreement is amended by inserting at the end thereof the phrase "and which consent shall not be unreasonably withheld."

     (cc) Section 8.3(b) of the Credit Agreement is amended by deleting the phrase "fiscal month" in the third line thereof and substituting in place thereof the phrase "fiscal quarter".

     (dd) Section 8.3(c) of the Credit Agreement is amended by:

          (i) deleting the word "two" in the first line thereof and substituting in place thereof the word "four"; and

          (ii) deleting the dollar amount "$100,000" in line four thereof and substituting in place thereof the dollar amount "$200,000".

     (ee) Section 9(f) of the Credit Agreement is amended by deleting the dollar amount "$250,000" in the fourth line thereof and substituting in place thereof the dollar amount "$500,000".

     (ff) Section 9(j) of the Credit Agreement is amended by deleting the dollar amount "$100,000" in the fifth line thereof and substituting in place thereof the dollar amount "$500,000".
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     (gg) Section 9(l) of the Credit Agreement is amended and restated in its entirety to read as follows:

          "(i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) (other than shareholders of BankVest as of the Second Amendment Date) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 20% or more of the outstanding shares of common stock of BankVest; or, during any period of twelve consecutive calendar months, individuals who were directors of BankVest on the first day of such period shall cease to constitute a majority of the board of directors of BankVest;"

     (S)3.  AMENDMENT TO THE SECURITY AGREEMENT.  Section 2.1(e) of the Security
            -----------------------------------
Agreement is amended by inserting before the semi-colon at the end of such paragraph the phrase ", to the extent the foregoing relate to any Designated Lease Receivables".

     (S)4.  AFFIRMATION BY THE BORROWERS.  Each of the Borrowers hereby ratifies
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and confirms all of the Obligations and each of the Borrowers hereby affirms its absolute and unconditional joint and several promise to pay to the Bank the Revolving Credit Loans and all other amounts due under the Credit Agreement as amended hereby. Each of the Borrowers hereby confirms that the Obligations are and remain secured pursuant to the Security Documents to which such Borrower is a party.

     (S)5.  AMENDMENT FEE.  The Borrowers shall pay to the Bank an amendment fee
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in an aggregate amount equal to $50,000 with a portion of such fee equal to
$25,000 due and payable on or prior to the Effective Date of this Amendment and the remaining portion due and payable on July 1, 1998.

     (S)6.  CONDITIONS TO EFFECTIVENESS.  The effectiveness of this Amendment
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shall be conditioned upon the satisfaction of the following conditions precedent.

     (S)6.1.  DELIVERY OF DOCUMENTS.  The Borrowers shall have delivered to the
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Agent, contemporaneously with the execution hereof, or there shall have otherwise been delivered to the Agent, the following, in form and substance satisfactory to the Banks:

     (a) this Amendment executed and delivered by each of the Borrowers and the Bank;

     (b) a restated Revolving Credit Note in favor of the Bank duly authorized, executed and delivered by each of the Borrowers; and

     (c) evidence of corporate resolutions of each Borrower authorizing the additional borrowings contemplated under this Amendment.

     (S)6.2.  AMENDMENT FEE.  The Borrowers shall have paid to the Bank a
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portion of amendment fee in an amount equal to $25,000.
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     (S)6.3.  LEGAL FEES.  Each Borrower confirms and agrees that it shall pay
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or reimburse the Bank for all legal fees and disbursements of counsel for the
Bank in connection with this Agreement.

     (S)7.  CONDITION SUBSEQUENT.  The Borrowers shall pay to the Bank on July
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1, 1998 the remaining portion of the amendment fee in an amount equal to
$25,000. Failure to make such payment on such date shall be an immediate Event of Default.

     (S)8.  REPRESENTATIONS AND WARRANTIES.  Each of the Borrowers hereby
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represents and warrants to the Banks as follows:

     (a) The representations and warranties of such Borrower contained in the Credit Agreement, as amended hereby were true and correct in all material respects when made and are and continue to be true and correct in all material respects on the date hereof, except that the financial statements referred to therein shall be the financial statements of such Borrower most recently delivered to the Agent, and except as such representations and warranties are affected by the transactions contemplated hereby.

     (b) The execution, delivery and performance by such Borrower of this Amendment and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) to the best of such Borrower's knowledge, do not require any approval, consent of, or filing on the part of such Borrower with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, or any provision of the charter documents or by-laws of such Borrower, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, loan or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) except as specified in this Amendment, do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower.

     (c) This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.
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                                      -8-

     (S)9.  MISCELLANEOUS.  Except as expressly set forth in this Amendment, all
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of the terms and provisions of the Revolving Credit Agreement shall remain in full force and effect. This Amendment may be executed in counterparts and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. This Amendment shall become effective on the date on which all the conditions set forth in (S)6 shall have been satisfied (the "Effective Date").
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal to be effective as of the date first above written.


                            BANKVEST CAPITAL CORP.



                            By:________________________________________
                               John P. Colton
                               Executive Vice President


                            LEASEVEST CAPITAL CORP.



                            By:________________________________________
                               John P. Colton
                               Executive Vice President


                            BANKBOSTON, N.A. (f/k/a The First
                            National Bank of Boston)



                            By:________________________________________
                               Garrett M. Quinn, Vice President